Other income	6 Months Ended
Jun. 30, 2025
Other income
Other income

17. Other income

During the six-month period ended June 30, 2025, the Group recognized CHF 0.1 million primarily related to the fair value of services received from Neurosterix Group at zero cost (note 10). The income from IT consultancy agreements recognized during the six - month periods ended June 30, 2024 and 2025 was close to nil.

In September 2023, the Group was awarded a grant of CHF 0.5 million by Eurostars/Innosuisse to support the mGlu2 NAM program of which CHF 0.3 million were received in December 2023. The Group recognized CHF 38,401 from January 1, 2024 to April 2, 2024, the date when the program was transferred to Neurosterix Pharma Sàrl and recorded as discontinued operations (note 21). The remaining funds and deferred income of CHF 0.3 million recorded as assets and liabilities held for sale as of April 2, 2024, has been transferred to Neurosterix Pharma Sàrl.